EXHIBIT 10.13


                          FIRST AMENDMENT AGREEMENT
                                     TO
         THIRD AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT


                         Date:  As of April 30, 1998



NationsBank of Texas, N.A.
Attention:  Mr. Frank Izzo
901 Main Street, 7th Floor
Dallas, Texas 75201

Ladies and Gentlemen:

     The undersigned, ODS Networks, Inc. (formerly known as Optical Data Systems, Inc.), a Texas corporation ("Borrower"), entered into a Third Amended and Restated Revolving Credit Loan Agreement (the "Loan Agreement") dated December 31, 1997, with NationsBank of Texas, N.A., a national banking association ("Bank"). Pursuant to the Loan Agreement, Bank agreed, under certain terms and conditions, to extend a loan (the "Loan") to Borrower evidenced by a Ninth Renewal Promissory Note (the "Note") dated December 31, 1997, executed by Borrower and payable to the order of Bank in the original principal amount of $15,000,000.00.

     Borrower has informed Bank that it desires, through its wholly-owned subsidiary ECC Acquisition Corp., to merge (such merger herein referred to as the "Essential Merger") with Essential Communication Corporation, a Delaware corporation, with Essential Communication Corporation being the surviving entity.

     Borrower has also informed Bank that Borrower desires to purchase (such purchase referred to herein as the "Blue Ridge Investment") convertible preferred stock in Blue Ridge Networks, Inc. ("Blue Ridge") for a maximum consideration of $1,250,000, which shares are convertible into common voting stock of Blue Ridge in an amount, if converted, equal to a minimum of 25% of the then outstanding voting interests of Blue Ridge.

     Borrower has requested that Bank consent to Borrower's departure from the covenants set forth in SECTIONS 7.5, 7.6, 7.9 and 7.11 of the Loan Agreement (collectively, the "Applicable Covenants") to allow the Essential Merger and the Blue Ridge Investment. Upon the terms and subject to the conditions set forth in this First Amendment Agreement (the "Agreement", terms used in this Agreement shall have the same meaning as in the Loan Agreement, if defined therein, unless otherwise defined in this Agreement), Bank consents to Borrower's departure from the Applicable Covenants for the sole purpose of allowing the Essential Merger and the Blue Ridge Investment.

     Borrower has also requested that Bank make certain modifications to the terms of the Loan Agreement. Bank has advised Borrower that Bank is willing to do so upon the terms and subject to the conditions of this Agreement. In consideration for the above premises and mutual promises and covenants herein contained, Borrower and Bank do hereby agree as follows:

     1.   CONSENT.

          (a) The Bank hereby consents to Borrower's departure from the Applicable Covenants of the Loan Agreement to the extent such covenants would be violated by either the Essential Merger or the Blue Ridge Investment.

          (b) The consent specifically described in clause 1(a) above shall not constitute and shall not be deemed a waiver of any Event of Default or a consent to the departure from any provisions to the Loan Agreement other than the Applicable Covenants, or a waiver of any rights or remedies arising as a result of any Event of Default. The failure to comply with the covenants described in clause 1(a) above for any activity other than the Essential Merger or the Blue Ridge Investment shall constitute an Event of Default.

     2. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

          (a) The first sentence in SECTION 2.4 is amended and restated to read in its entirety as follows: "Borrower agrees to pay Bank a commitment fee of one-fourth of one percent (0.25%) per annum on the daily unused portion of the Revolving Credit Commitment."

          (b) SECTION 7.12 is amended and restated to read in its entirety as follows:

               7.12 CONSOLIDATED TANGIBLE NET WORTH. Borrower will not permit, as of the last day of any calendar quarter, the Consolidated Tangible Net Worth for such day to be less than the amount opposite the applicable date in the following chart:

              --------------------------------------------------------
                                             Minimum Consolidated
                          Date                Tangible Net Worth
              --------------------------------------------------------
                    December 31, 1997            $66,000,000
                     March 31, 1998              $63,000,000
                      June 30, 1998              $55,100,000
                   September 30, 1998            $55,050,000
              --------------------------------------------------------
                December 31, 1998 and the
                 last day of each fiscal
                   quarter thereafter            $55,500,000
              --------------------------------------------------------

          (c) The first sentence in SECTION 7.13 is amended and restated to read in its entirety as follows: "Borrower will at all times maintain a Current Ratio of not less than 1.35 to 1.00."

          (d) Exhibit "C" to the Loan Agreement is amended by adding the following location to the list of U.S. Offices:

                    4374 Alexander Blvd., N.E., Suite T
                    Albuquerque, NM  87107

     3. CONDITIONS PRECEDENT. Bank's willingness to enter into this Agreement is subject to the conditions precedent that, as of the date hereof:

          (a) Bank shall receive the following (the "Amendment Documents"), duly executed by each party thereto, other than Bank, each in form and substance satisfactory to Bank:

                    (i)    this Agreement;

                    (ii) a Subsidiary Joinder Agreement executed by Essential Communication Corporation;

                    (iii)  a certificate from the appropriate
                    governmental authority evidencing Essential
                    Communication Corporation's existence and good standing in the state of its incorporation;

                    (iv)   final, executed copies of each of the
                    agreements, bills of sale and other documents effecting the Essential Merger and the Blue Ridge Investment; and

                    (v) all other documents that Bank may request with respect to any matter relevant to this Agreement or the transactions contemplated hereby.

          (b) The representations and warranties of Borrower contained herein shall be true and correct in all material respects on and as of the date hereof, and Borrower shall have complied with all of the terms and conditions herein. The execution by Borrower of this Agreement is hereby deemed to constitute a representation and warranty by Borrower to the foregoing effect.

4. REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this Agreement, Borrower hereby represents and warrants to Bank that:

     (a) The Loan Papers are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

     (b) Neither the execution and delivery of this Agreement nor the consummation of any of the transactions herein contemplated, nor compliance with the terms and provisions hereof will contravene or conflict with any provision of law, statute or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower or any indenture, mortgage, deed of trust or other instrument to which Borrower may be subject; no consent, approval, authorization or order of any court, governmental authority or third party is required in connection with the execution, delivery, or performance by Borrower of this Agreement or to consummate the transactions contemplated herein;

     (c) To the best of Borrower's knowledge, all financial statements delivered by Borrower to Bank prior to the date hereof are true and correct, fairly present the financial condition of Borrower and have been prepared in accordance with generally accepted accounting principles, consistently applied; as of the date hereof, there are no obligations, liabilities or indebtedness (including contingent and indirect liabilities) which are material to Borrower and not reflected in such financial statements;

     (d) To the best of Borrower's knowledge, no litigation, investigation, or governmental proceeding is pending, or, to the knowledge of any of Borrower's officers, threatened against or affecting Borrower, which may result in any material adverse change in Borrower's business, properties or operations, except as has been previously disclosed by Borrower to Bank;

     (e) To the best of Borrower's knowledge, Borrower owns all of the assets reflected on its most recent balance sheet free and clear of all liens, security interests or other encumbrances, other than those (if any) in favor of Bank;

     (f) To the best of Borrower's knowledge, Borrower is not in violation of any law, ordinance, governmental rule or regulation to which it is subject, and is not in default under any material agreement, contract or understanding to which it is a party, except as has been previously disclosed by Borrower to Bank; and

     (g) All of the representations and warranties contained in SECTION 5 of the Loan Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, provided that the representations and warranties contained in SECTIONS 5.8 and 5.9 of the Loan Agreement are made with respect to the financial statements most recently submitted to Bank pursuant to
     SECTION 6.5 of the Loan Agreement.

     (h) Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

     (i) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

     (j) Borrower will promptly notify Bank in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

5.   MISCELLANEOUS.

     (a) WAIVER. No failure to exercise, and no delay in exercising, on the part of Bank, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Bank hereunder and under the other Loan Papers shall be in addition to all other rights provided by law. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     (b) GOVERNING LAW. THIS AGREEMENT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF

THIS AGREEMENT AND ALL OTHER LOAN PAPERS, EXCEPT TO THE EXTENT: (i) OTHERWISE SPECIFIED THEREIN; (ii) THE FEDERAL LAWS GOVERNING NATIONAL BANKS EXPRESSLY SUPERSEDE AND HAVE CONTRARY APPLICATION; OR (iii) FEDERAL LAWS GOVERNING MAXIMUM INTEREST RATES SHALL PROVIDE FOR RATES OF INTEREST HIGHER THAN THOSE PERMITTED UNDER THE LAWS OF THE STATE OF TEXAS.

     (c) INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

     (d) ENTIRETY AND AMENDMENTS. The Loan Papers embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, and this Agreement and the other Loan Papers may be amended only by an instrument in writing executed by the party, or an authorized officer of the party, against whom such amendment is sought to be enforced.

     (e) PARTIES BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations hereunder.

     (f) PAYMENT OF EXPENSES. Borrower agrees to pay all costs and expenses of Bank (including, without limitation, the reasonable attorneys' fees of Bank's legal counsel) incurred by Bank in connection with the preparation of this Agreement and the preservation and enforcement of Bank's rights under this Agreement and the other Loan Papers.

     (g) HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

     (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical.

6. NO ORAL AGREEMENTS. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENTS THE FINAL

AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

If Bank agrees to the foregoing, Bank should execute this Agreement in the space indicated below.

                                   BORROWER:

                              ODS NETWORKS, INC.
                              (formerly known as Optical Data Systems, Inc.)


                              By:     /s/ Timothy Kinnear
                                  ---------------------------------

                              Name:   Timothy Kinnear
                              Title:  Vice President and CFO

     ACCEPTED:

     NATIONSBANK OF TEXAS, N.A.


     By:  /s/  Frank Izzo
         ---------------------------------
     Name:  Frank Izzo
     Title: Senior Vice President

                         SUBSIDIARY JOINDER AGREEMENT

     This SUBSIDIARY JOINDER AGREEMENT (the "Agreement") dated as of April 30, 1998, is executed by the undersigned (the "Debtor") for the benefit of NATIONSBANK OF TEXAS, N.A., (the "Bank") in connection with that certain Third Amended and Restated Revolving Credit Loan Agreement dated as of December 31, 1997, between the Bank and Optical Data Systems, Inc., now known as ODS Networks, Inc. (the "Borrower) (as modified from time to time, the "Credit Agreement", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

     The Debtor is a newly formed or newly acquired Granting Subsidiary and is required to execute this Agreement pursuant to the Credit Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

     1. The Debtor assumes all the obligations of a "Debtor" under the Subsidiaries Security Agreement and agrees that it is a "Debtor" and bound as a "Debtor" under the terms of the Subsidiaries Security Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, the Debtor hereby assigns, pledges and grants to Bank a security interest in all of its right, title and interest in and to Debtor's Collateral (as defined in the Subsidiaries Security Agreement) to secure the Obligations (as defined in the Subsidiaries Security Agreement) under the terms of the Subsidiaries Security Agreement.

     2. Schedules 3.1 and 3.2 of the Subsidiaries Security Agreement are hereby amended to add the information relating to Debtor set out on Schedules
3.1 and 3.2 hereof. The Debtor hereby confirms that the representations and warranties set forth in Article 3 of the Subsidiaries Security Agreement applicable to it and its Collateral and the representations and warranties set forth in the Credit Agreement are true and correct after giving effect to such amendment to the Schedules.

     3. In furtherance of its obligations under Section 4.2 of the Subsidiaries Security Agreement, Debtor agrees to execute and deliver such UCC (as defined in the Subsidiaries Security Agreement) financing statements naming the Debtor as debtor, the Bank as secured party and describing its Collateral and such other documentation as the Bank may require to evidence, protect and perfect the Liens created by the Subsidiaries Security Agreement as modified hereby.

     4. This Agreement shall be deemed to be part of, and a modification to, the Subsidiaries Security Agreement and shall be governed by all the terms and provisions of the Subsidiaries Security Agreement, which terms are incorporated herein by reference, and which is ratified and confirmed and shall continue in full force and effect as a valid and binding agreement of Debtor enforceable against Debtor. The Debtor hereby waives notice of Bank's acceptance of this Agreement.

     IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                              DEBTOR:

                              ESSENTIAL COMMUNICATION CORPORATION


                              By:    /s/ Timothy W. Kinnear
                                  ----------------------------------
                              Name:  Timothy W. Kinnear
                              Title: CFO and Secretary

                                    SCHEDULE 3.1
                                         TO
                            SUBSIDIARY JOINDER AGREEMENT

                                     LOCATIONS



                          I.  PRINCIPAL PLACE OF BUSINESS

     4374 Alexander Blvd. N.E., Suite T
     Albuquerque, NM  87107



                                II.  OTHER LOCATIONS

     None

                                    SCHEDULE 3.2
                                         TO
                            SUBSIDIARY JOINDER AGREEMENT

                        TRADE AND OTHER NAMES; TAX ID NUMBER



     Trade Name:  Essential Communications Corporation

     Tax ID#:  85-0401328